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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549





                                    Form 8-K




                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934





       Date of Report (Date of earliest event reported): February 20, 2004



                                                AQUA AMERICA, INC.
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                              (Exact name of registrant as specified in its Charter)
             Pennsylvania                               1-6659                              23-1702594
---------------------------------------- ------------------------------------- -------------------------------------
     (State or other jurisdiction                    (Commission                          (IRS Employee
           of incorporation)                         File Number)                      Identification No.)
                            762 Lancaster Avenue
                           Bryn Mawr, Pennsylvania                                            19010
------------------------------------------------------------------------------ -------------------------------------
                  (Address of principal executive offices)                                   Zip Code

                            Registrant's telephone, including area code: (610) 527-8000

                                         Philadelphia Suburban Corporation
                          (Former name and former address, if changed since last report)

------------------------------------------------------------------------------------------------------------------



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Item 5. Other Events.

     On February 20, 2004, Aqua America, Inc. (the "Company") entered into a First Amended and Restated Rights Agreement (the "First Amended and Restated Rights Agreement") with Equiserve Trust Company, N.A., as Rights Agent, to amend certain of the provisions of its Rights Agreement, dated as of March 1, 1998 (the "Original Rights Agreement").

     The Original Rights Agreement has been amended by the First Amended and Restated Rights Agreement to eliminate the provisions requiring the concurrence of a majority of the Continuing Directors (as defined in the Original Rights Agreement) then in office to give effect to any action, calculation, interpretation or determination made by the Board of Directors of the Company in the administration of the Original Rights Agreement and the exercise of rights or powers granted to the Board of Directors of the Company thereunder and providing that no effect shall be given to any such action, calculation, interpretation or determination or exercise of rights of powers unless at least a majority of the Continuing Directors consent to such action, calculation, interpretation or determination or exercise of rights of powers.

       The First Amended and Restated Rights Agreement is attached to this report as Exhibit 4. The foregoing description of the amendments to the Original Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the First Amended and Restated Rights Agreement.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (c) Exhibits.

        Exhibit No.                           Exhibit
            4 First Amended and Restated Rights Agreement, dated as of February 20, 2004, between Aqua America, Inc. and Equiserve Trust Company, N.A., as Rights Agent.



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                                    Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                           AQUA AMERICA, INC.



                           By:      /s/ Roy H. Stahl
                                    _____________________
                           Name:    Roy H. Stahl
                           Title:   Executive Vice President and General Counsel
Dated: February 24, 2004



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Exhibit No.                                   Exhibit
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    4          First Amended and Restated Rights Agreement, dated as of February
               20, 2004, between Aqua America, Inc. and Equiserve Trust Company, N.A., as Rights Agent.